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                                                                    EXHIBIT 10.9

                           THIRD AMENDMENT AND WAIVER
                             TO THE CREDIT AGREEMENT

          THIRD AMENDMENT AND WAIVER, dated as of April 2, 2003 (this "Amendment and Waiver"), to the Credit Agreement, dated as of February 19, 2002 (as amended, to date, the "Credit Agreement"), by and among Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee" and together with Davel and PhoneTel, collectively the "Borrowers" and individually a "Borrower"), Davel Communications, Inc., a Delaware corporation ("Davel Parent") and certain other affiliates of Davel and Davel Parent, as guarantors (collectively, the "Guarantors" and together with the Borrowers, collectively the "Credit Parties" and individually a "Credit Party"), Madeleine L.L.C., a Delaware limited liability company ("Madeleine"), ARK CLO 2000-1, Limited, a Cayman Islands entity, and ARK Investment Partners II, L.P., a Delaware limited partnership (collectively, "ARK" and together with Madeleine and each of their respective successors and permitted assigns, the "Lenders").

          The Credit Parties have requested that the Lenders: (a) waive any "Default" or "Event of Default" (as defined in the Credit Agreement) that would otherwise arise under the Credit Agreement from (i) any noncompliance by the Credit Parties with the financial covenant set forth in Section 6.01(b)(i) for the year-to-date period ended on January 31, 2003; (ii) any noncompliance by the Credit Parties with the financial covenant set forth in Section 6.01(b)(ii) for the fiscal periods ended December 31, 2002 and January 31, 2003, and (iii) any noncompliance by the Credit Parties with the financial covenants set forth in Sections 6.01(b)(iii) for the fiscal periods ended December 31, 2002 and January 31, 2003; and (b) amend the "EBITDA" and "Adjusted EBITDA" (as defined in the Credit Agreement) financial covenants as set forth in Section 6.01(b) of the Credit Agreement for the fiscal periods ended February 28, 2003 through July 30, 2003.

          The Lenders are willing to agree to the requested amendments and waivers, subject to the terms and conditions set forth below.

     1. Incorporated Definitions. Any capitalized term used herein which is defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

     2. Waivers. Pursuant to Section 8.01 of the Credit Agreement and in reliance on the representations and warranties set forth below, and subject to the conditions precedent set forth in Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default that would otherwise arise under:
(a) Section 6.01(b)(i) of the Credit Agreement, solely by reason of the Credit Parties having paid expenses in cash for the year-to-date period ended January 31, 2003 in an amount in excess of 110% of the amount allocated for any category of expenses set forth in the Budget for such period; (b) Section 6.01(b)(ii) of the Credit Agreement, solely by reason of the Credit Parties having EBITDA in an amount less than (i) $10,186,000, for the fiscal period beginning on January 1, 2002 and ended on December 31, 2002, and (ii) $10,701,000, for the fiscal period beginning on January 1, 2002 and ended on January 31, 2003; or (c) Section 6.01(b)(iii) of the Credit Agreement, solely by reason of the Credit Parties having Adjusted EBITDA in an amount less than (i) $1,733,000, for the fiscal period beginning on January 1, 2002 and ended on December 31, 2002 and (ii) $2,248,000 for the fiscal period beginning on


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January 1, 2002 and ended on January 31, 2003 (collectively, the "Waived
Defaults"); provided, however, that the waivers contained in this Section 2 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect.

     3. Amendments. (a) Section 6.01(b)(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(ii) Minimum EBITDA. The Credit Parties shall not permit EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

                     Fiscal Period                     EBITDA
                     --------------                    ------
                  3/1/2002 - 2/28/2003             $  2,327,000
                  4/1/2002 - 3/31/2003                3,406,000
                  5/1/2002 - 4/30/2003                4,065,000
                  6/1/2002 - 5/31/2003                4,939,000
                  7/1/2002 - 6/30/2003                5,982,000


          (b) Section 6.01(b)(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iii) Minimum Adjusted EBITDA. The Credit Parties shall not permit Adjusted EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

                     Fiscal Period                Adjusted EBITDA
                     --------------               ---------------
                  3/1/2002 - 2/28/2003             $ (2,498,000)
                  4/1/2002 - 3/31/2003               (1,998,000)
                  5/1/2002 - 4/30/2003               (1,339,000)
                  6/1/2002 - 5/31/2003                 (465,000)
                  7/1/2002 - 6/30/2003                  577,000"

     4. Conditions. This Amendment and Waiver shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment and Waiver Effective Date"):

          (a) The representations and warranties contained in this Amendment and Waiver and in Article V of the Credit Agreement and each other Loan Document shall be correct in all material respects on and as of the Amendment and Waiver Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date);





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          (b) No Default or Event of Default (other than the Waived Defaults)
shall have occurred and be continuing on the Amendment and Waiver Effective Date or result from this Amendment and Waiver becoming effective in accordance with its terms;

          (c) The Lenders shall have executed this Amendment and Waiver and shall have received counterparts of this Amendment and Waiver which bear the signatures of each of the Credit Parties;

          (d) The Lenders shall have received such other agreements, instruments, and other documents as the Lenders may reasonably request in respect of the transactions contemplated hereby; and

          (e) All legal matters incident to this Amendment and Waiver shall be satisfactory to the Lenders and their counsel.

     5. Representations and Warranties; No Event of Default. Each Credit Party represents and warrants that, after giving effect to the amendments and waivers set forth in this Amendment and Waiver, the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document, certificate or other writing delivered on or behalf of such Credit Party to Madeleine, as collateral agent ("Collateral Agent"), or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Amendment and Waiver Effective Date are true and correct on the Amendment and Waiver Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and, except for the Waived Defaults, no Default or Event of Default has occurred or is continuing on the Amendment and Waiver Effective Date or would result from this Amendment and Waiver becoming effective in accordance with its terms.

     6. Costs and Expenses. The Credit Parties agree to pay upon demand all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by the Lenders in connection with the preparation, negotiation and execution of this Amendment and Waiver and all documents related thereto and any document required to be furnished herewith.

     7. Continued Effectiveness of the Credit Agreement and Loan Documents. Each Credit Party hereby (a) acknowledges and consents to this Amendment and Waiver,
(b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and Waiver, and (c) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant a security interest in or lien on, any collateral as security for the obligations of the Credit Parties from time to time existing in respect of the Credit Agreement, such pledge, assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects.

     8. Miscellaneous.

          (a) The Credit Parties hereby acknowledge and agree that this Amendment and Waiver constitutes a "Loan Document" under the Credit Agreement. Accordingly, it shall be


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an Event of Default under the Credit Agreement if (a) any representation or warranty made by the Credit Parties under or in connection with this Amendment and Waiver shall have been untrue, false or misleading in any material respect when made, or (b) the Credit Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment and Waiver.

          (b) This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment and Waiver. Any party delivering an executed counterpart of this Amendment and Waiver also shall deliver an original executed counterpart of this Amendment and Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment and Waiver.

          (c) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

          (d) THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          (e) Any provision of this Amendment and Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered as of the date set forth on the first page hereof.


BORROWERS:                            DAVEL FINANCING COMPANY, L.L.C.,
                                      a Delaware limited liability company

                                      By:  DAVEL COMMUNICATIONS, INC.,
                                              its sole managing member

                                           By:  /s/ John D. Chichester
                                               --------------------------
                                               Name: John D. Chichester
                                               Title: Chief Executive Officer

                                      PHONETEL TECHNOLOGIES, INC.,
                                      an Ohio corporation

                                      By: /s/ John D. Chichester
                                           ------------------------------
                                           Name: John D. Chichester
                                           Title: Chief Executive Officer

                                      CHEROKEE COMMUNICATIONS, INC.,
                                      a Texas corporation

                                      By: /s/ John D. Chichester
                                           ------------------------------
                                           Name: John D. Chichester
                                           Title: Chief Executive Officer

DAVEL PARENT GUARANTOR:               DAVEL COMMUNICATIONS, INC.,
                                      a Delaware corporation

                                      By: /s/ John D. Chichester
                                           ------------------------------
                                           Name: John D. Chichester
                                           Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:                DAVEL COMMUNICATIONS GROUP, INC.,
                                      an Illinois corporation

                                      ADTEC COMMUNICATIONS, INC.,
                                      a Florida corporation

                                      CENTRAL PAYPHONE SERVICES, INC.,
                                      a Georgia corporation

                                      COMMUNICATIONS CENTRAL INC.,
                                      a Georgia corporation



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                                      COMMUNICATIONS CENTRAL OF
                                      GEORGIA, INC.,
                                      a Georgia corporation

                                      DAVEL COMMUNICATIONS GROUP, INC.,
                                      an Illinois corporation

                                      DAVEL MEDIA, INC.,
                                      a Delaware corporation

                                      DAVEL MEXICO, LTD.,
                                      an Illinois corporation

                                      DAVELTEL, INC.,
                                      An Illinois corporation

                                      DF MERGER CORP.,
                                      a Delaware corporation

                                      INTERSTATE COMMUNICATIONS, INC.,
                                      a Georgia corporation

                                      INVISION TELECOM, INC.,
                                      a Georgia corporation

                                      PEOPLES ACQUISITION CORPORATION,
                                      a Pennsylvania corporation

                                      PEOPLES COLLECTORS, INC.,
                                      a Delaware corporation

                                      PEOPLES TELEPHONE COMPANY, INC.,
                                      a New York corporation

                                      PEOPLES TELEPHONE COMPANY, INC.,
                                      a New Hampshire corporation

                                      PT MERGER CORP.,
                                      an Ohio corporation

                                      PTC CELLULAR, INC.,
                                      a Delaware corporation

                                      PTC SECURITY SYSTEMS, INC.,
                                      a Florida corporation


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                                      SILVERADO COMMUNICATIONS
                                      CORP.,
                                      a Colorado corporation

                                      TELALEASING ENTERPRISES, INC.,
                                      an Illinois corporation

                                      T.R.C.A., INC.
                                      an Illinois corporation

                                      By: /s/ John D. Chichester
                                           ------------------------------
                                           Name: John D. Chichester
                                           Title: Chief Executive Officer



                                      By
                                           ------------------------------
                                           Name:
                                           Title:









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LENDERS:                              MADELEINE L.L.C.



                                      By   /s/ Kevin Genda
                                           ------------------------------
                                           Name:  Kevin Genda
                                           Title: Vice President



                                      ARK CLO 2000-1, LIMITED

                                      BY:  PATRIARCH PARTNERS, LLC
                                           ITS COLLATERAL MANAGER



                                           By: /s/ Lynn Tilton
                                               ---------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager



                                      ARK INVESTMENT PARTNERS II, L.P.

                                      BY:  PATRIARCH PARTNERS III, LLC
                                           ITS INVESTMENT ADVISOR



                                           By: /s/ Lynn Tilton
                                               ---------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager